KRONOS  Internal Memorandum

DATE:                       January 14, 2008

TO:                             Harold C. Simmons

FROM:                       Lawrence A. Wigdor

SUBJECT:                                 Consultancy Agreement Amendment

The Consultancy Agreement with Lawrence A. Wigdor dated July 14, 2003 and Amended on February 13, 2004 and January 27, 2006 is further amended as follows:

•	The December 31, 2008 date is changed to December 31, 2010, wherever it appears.

•
The minimum annual bonus is changed to read as follows:  The minimum annual bonus for any calendar year will be no less than 75% of the prior year’s annual bonus.  For any year in which less than a full year is worked the minimum bonus will be prorated based on the percentage of the year worked.

All other terms and conditions remain as in the amended Agreement of February 13, 2004.

Approved:/s/ Harold C. Simmons                                                                            Date:01/14/08
                    Harold C. Simmons